EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Report on Form 10-QSB (the "Report") of Del Mar Income Partners, Ltd. (the "Company") for the quarter ended March 31, 2007, each of the undersigned, Stephen D. Replin, the Chief Executive Officer of the Company, and Wanda E. Wages, the Secretary and Treasurer of the Company, each hereby certifies that, to the best of her/his knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 10, 2007


/s/ Stephen D. Replin                             /s/ Wanda E. Wages
---------------------                             -----------------
 Stephen D. Replin                                Wanda E. Wages
 Chief Executive Officer                          Secretary and Treasurer
(Principal Executive Officer)                    (Principal Financial Officer)